                    U. S. SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) DECEMBER 31, 1999

                          MORTON INDUSTRIAL GROUP, INC.
             (Exact name of registrant as specified in its charter)


           GEORGIA                       0-13198               38-0811650
(State of other jurisdiction of        (Commission           (I.R.S. Employer
incorporation or organization)         File Number)         Identification No.)


                   1021 WEST BIRCHWOOD, MORTON, ILLINOIS 61550
               (Address of principal executive offices) (Zip Code)

                                 (309-266-7176)
              (Registrant's telephone number, including area code)

         (Former name or former address, if changed since last report.)

Item 2.    Acquisition or Disposition of Assets


On December 31, 1999, Morton Industrial Group, Inc. sold the assets of Carroll George Inc.(a wholly-owned subsidiary), a composite structures and plastics business unit based in Northwood, Iowa.

The assets were sold to Advanced Component Technologies, Inc; the net sales price was approximately $7,200,000 in cash, subject to working capital adjustments. Proceeds from the sale, net of expenses, were used to reduce bank debt. The final allocation of proceeds between long-term debt and line-of-credit debt is not yet finalized.

Item 7.    Financial Statements and Exhibits

(b) The accompanying unaudited pro forma condensed consolidated statements of operations for the nine month period ended October 2, 1999 and the year ended December 31, 1998 give effect to (i) the sale of the assets of Carroll George Inc. and (ii) the acquisition in 1998 of Carroll George Inc., B&W Metal Fabricators, Inc., Mid-Central Plastics, Inc., and SMP Steel Corporation, and in 1999 of the Non-Automotive Plastics Group of Worthington Custom Plastics, Inc. as though each such transaction was effective at the beginning of the respective period. The unaudited pro forma condensed consolidated statements of operations do not reflect any results of operations beyond October 2, 1999.

The unaudited pro forma condensed consolidated balance sheet gives effect to the transaction as though such transaction was completed on October 2, 1999.

These unaudited pro forma condensed consolidated financial statements are not necessarily indicative of the results that actually would have occurred if the transactions reflected therein had actually occurred at the dates indicated, or what results may be achieved in the future.

(c)  Exhibits:

           99.1  Unaudited pro forma condensed consolidated financial statements

           99.2 Agreement dated December 31, 1999 by and among Carroll George Inc., Morton Industrial Group, Inc. and Advanced Component Technologies, Inc.

                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         MORTON INDUSTRIAL GROUP, INC.

Date: January 18, 2000                   By:   /s/ Thomas D. Lauerman
                                               -------------------------------
                                                     Thomas D. Lauerman
                                                     Vice-President and
                                                     Chief Financial Officer

                                INDEX TO EXHIBITS

EXHIBIT NO.                  DESCRIPTION
99.1                         Unaudited pro forma condensed consolidated
                             financial statements

99.2                         Agreement dated December 31, 1999 by and among
                             Carroll George Inc., Morton Industrial Group, Inc.
                             and Advanced Component Technologies, Inc.
